UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2009
Date of Earliest Event Reported: March 30, 2009

Destiny Media Technologies Inc.
(Exact name of Registrant as specified in its Charter)

Colorado
(State or other Jurisdiction of Incorporation)

000-28259	84-1516745
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 800 - 570 Granville St.
Vancouver British Columbia, V6C 3P1
Canada	N/A
(Address of Principal Executive Offices)	(Zip Code)

(604) 609-7736
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Previous independent registered public accounting firm

	(i)	On March 27, 2009, Destiny Media Technologies, Inc. (“the Company”) formally informed Ernst & Young LLP (“E&Y”) of their dismissal as the Company’s independent registered public accountant.

(ii)

The reports of E&Y on the Company’s consolidated financial statements as of and for the years ended August 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the Registrants two most recent fiscal years and through March 27, 2009 there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v)

During the audits of the two periods ended August 31, 2008 and 2007 and through March 27, 2009, except as noted in this paragraph, there have been no reportable events as defined in Regulations S-K Item 304(a)(1)(v). E&Y agreed with management’s assessment regarding certain deficiencies and material weaknesses regarding the Company’s internal controls. The deficiencies and material weaknesses noted were related to a lack of segregation of duties exist to provide effective controls; a lack of a financial expert on our audit committee, our audit committee is not independent; and the Company may not have the necessary in- house knowledge to address complex accounting and tax issues that may arise.

(vi)

The Company has requested that E&Y furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company has received the requested letter from E&Y and attached as an exhibit.

(b)		New independent registered public accounting firm

On March 27, 2009, the Company’s audit committee and board of directors resolved to retain Manning Elliott LLP, Chartered Accountants (“Manning Elliott”) as the sole principal independent registered accountant for the Company. During the two most recent fiscal years and through March 27, 2009, the Company had not consulted with Manning Elliott regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Manning Elliott concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter of Ernst and Young LLP Chartered Accountants dated April 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2009	DESTINY MEDIA TECHNOLOGIES, INC.

	By:	/s/ Steven Vestergaard
Steven Vestergaard, Chief Executive Officer